SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): September 15, 2003



                                 CANDIE'S, INC.
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             (Exact name of Registrant as specified in its charter)


      DELAWARE                       001-10593                 11-2481903
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(State or other jurisdiction       (Commission              (I.R.S. Employer
     of incorporation)              File Number)            Identification No.)



215 West 40th Street, New York, NY                                10018
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code: (212) 730-0030
                                                    ----------------------------

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(Former name or former address, if changed since last report)



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Item 12.   Results of Operations and Financial Conndition.

                  On September 15, 2003 Candie's, Inc. (the "Company") issued a press release announcing its results of operations for the fiscal quarter and six months ended July 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                  The press release includes certain non-GAAP financial measures for the periods presented with respect to "operating loss (income) before special charges" and "comparable licensing income" and a qualitative reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Management of the Company has chosen to provide the non-GAAP information in the press release because it believes that it provides a meaningful comparison of the Company's operating performance and licensing income for the periods presented. The non-GAAP financial measures should not be considered in isolation or as a substitution for measures of financial performance prepared in accordance with GAAP.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CANDIE'S, INC.
                                            (Registrant)


                                            By:/s/Richard Danderline
                                               ---------------------------------
                                               Richard Danderline
                                               Executive Vice President,
                                                - Finance and Operations


Date: September 19, 2003